                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[_]  Filed by a Party other than the Registrant

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Berger Holdings, Ltd.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             BERGER HOLDINGS, LTD.
                          805 Pennsylvania Boulevard
                            Feasterville, PA 19053

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 20, 2001

  The Annual Meeting of Shareholders (the "Meeting") of Berger Holdings, Ltd. (the "Company") will be held on Wednesday, June 20, 2001, at 10:00 a.m. local time at the offices of the Company, 805 Pennsylvania Boulevard, Feasterville, PA 19053, for the following purposes:

  1. To elect two directors to hold office until their successors in office have been duly elected and qualified;

  2. To consider and act upon a proposal to approve an amendment to the Company's 1996 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder from 1,000,000 to 1,300,000; and

  3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

  The close of business on April 25, 2001 has been fixed as the record date for the Meeting. All shareholders of record at that time are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. In the event that the Meeting is adjourned for one or more periods aggregating at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice.

  All shareholders are cordially invited to attend the Meeting. The Board of Directors of the Company urges you to date, sign and return promptly the enclosed proxy to give voting instructions with respect to your shares of common stock. The proxies are solicited by the Board of Directors of the Company. The return of the proxy will not affect your right to vote in person if you do attend the Meeting. A copy of the Company's 2000 Annual Report to Shareholders is also enclosed.

                                          Joseph F. Weiderman
                                          President, Chief Operating Officer
                                           and Secretary

Feasterville, Pennsylvania
May 4, 2001

                             BERGER HOLDINGS, LTD.
                          805 Pennsylvania Boulevard
                            Feasterville, PA 19053

                                PROXY STATEMENT

  The enclosed proxy is solicited by the Board of Directors (the "Board") of Berger Holdings, Ltd. (the "Company"), a Pennsylvania corporation, for use at the Company's Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, June 20, 2001, at 10:00 a.m. local time at the offices of the Company, 805 Pennsylvania Boulevard, Feasterville, PA 19053 and any adjournment or postponement thereof. This proxy statement, the foregoing notice and the enclosed proxy are first being mailed to shareholders on or about May 4, 2001.

  The Board does not intend to bring any matters before the Meeting other than the matters specifically referred to in the Notice of the Meeting, nor does the Board know of any matter that anyone else proposes to present for action at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

  In the absence of instructions, the shares of Common Stock (as defined below) represented at the Meeting by the enclosed proxy will be voted "FOR" the nominees of the Board in the election of directors and "FOR" the proposal to approve an amendment to the Company's 1996 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 1,000,000 to 1,300,000. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                               VOTING SECURITIES

  At the close of business on April 25, 2001, the record date for the Meeting, the Company had outstanding 5,371,836 shares of common stock, par value $0.01 per share (the "Common Stock").

  On all matters voted upon at the Meeting and any adjournment or postponement thereof, each record holder of Common Stock as of the record date will be entitled to one vote per share.

  The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders, voting as a single class, are entitled to cast on each matter to be acted upon at the Meeting shall constitute a quorum for the purposes of consideration and action on that matter. All shareholders vote as a single class as to all matters. Each matter to be voted on shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. An abstention will be counted as being present for purposes of determining the presence or absence of a quorum with respect to the applicable matter, but will not constitute a vote cast for or against that matter. As to certain matters, brokers who hold shares in street name for customers are not entitled to vote those shares without specific instructions from such customers. Under applicable Pennsylvania law, a broker non-vote will count as being present with respect to such matter for purposes of determining the presence or absence of a quorum, but will not count as a vote cast for or against the applicable matter. In the event that the Meeting has been adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although less than a quorum as described above, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the foregoing notice.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of March 31, 2001, information with respect to the securities holdings of (i) the Company's directors and executive officers, (ii) all directors and executive officers as a group, and
(iii) all persons believed by the Company to beneficially own more than five percent of the outstanding Common Stock based upon filings with the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated, such ownership is believed to be direct, with sole voting and investment power. The address of each such person is 805 Pennsylvania Boulevard, Feasterville, PA 19053, unless a different address is indicated.

                                                      Shares Owned
     Name of                                          Beneficially
   Outstanding                                           and of       Percentage
 Beneficial Owner                                        Record       of Shares*
 ----------------                                     ------------    ----------
Theodore A. Schwartz.................................    646,692(1)      11.0%
Paul L. Spiese, III..................................    545,050(2)       9.4%
Joseph F. Weiderman..................................    515,222(3)       8.9%
Estate of Irving Kraut...............................    447,433(4)       8.2%
Emerald Advisors.....................................    307,061(5)       5.7%
John P. Kirwin, III..................................    302,500(6)       5.6%
Francis E. Wellock, Jr...............................    305,000(7)       5.4%
Jacob I. Haft, M.D...................................    239,457(8)       4.4%
Larry Falcon.........................................    127,791(9)       2.3%
Jon Kraut, D.M.D.....................................     87,000(10)      1.6%
Jay Seid.............................................     46,500(11)      1.0%
All Directors and Executive Officers as a group (9
 persons)............................................  2,815,212(12)     38.7%

--------
* Calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.
(1) Includes options to purchase 490,000 shares of Common Stock. Also includes 1,500 shares of Common Stock registered to Mr. Schwartz as joint tenant with his wife, Janice L. Bredt, with whom he shares voting and dispositive power as to those shares. Excludes 6,000 shares owned solely by Mr. Schwartz's wife.
(2) Includes options to purchase 454,024 shares of Common Stock.
(3) Includes options to purchase 418,274 shares of Common Stock. Also includes 1,448 shares of Common Stock registered to Mr. Weiderman as joint tenant with his wife, Helen E. Weiderman, with whom he shares voting and dispositive power as to those shares.
(4) Includes options to purchase 115,000 shares of Common Stock. The address of the Estate of Irving Kraut is 1864 Route 70 East, Cherry Hill, New Jersey 08003.
(5) The address of Emerald Advisors, Inc. ("Emerald") is 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17601. Emerald has sole voting power as to 205,161 shares of Common Stock, and sole dispositive power as to 307,061 shares of Common Stock.
(6) Includes options to purchase 25,000 shares of Common Stock. Also includes:
    (i) 4,500 shares of Common Stock held by Prudential Securities in an individual retirement account for Mr. Kirwin; (ii) 23,000 shares of Common Stock held by Argosy Capital Group, L.P., of which Mr. Kirwin is a limited partner and an officer of its general partner, Argosy Capital Group, LLC; and (iii) 250,000 shares of Common Stock held by Argosy Investment Partners, L.P., whose general partner is Argosy Associates, L.P., of which Mr. Kirwin is an officer of its general partner, Argosy Associates, Inc. Mr. Kirwin disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(7) Includes options to purchase 264,000 shares of Common Stock. Also includes options to purchase 10,000 shares of Common Stock held in trust for the benefit of Mr. Wellock's minor son, over which he shares voting and dispositive power with his spouse as co-trustee as to these options. Excludes 11,000 shares of Common Stock and options to purchase 10,000 shares of Common Stock held by Mr. Wellock's spouse.
(8) Includes options to purchase 125,000 shares of Common Stock.
(9) Includes options to purchase 90,000 shares of Common Stock.

(10) Excludes shares, and options to purchase shares, of Common Stock held by the Estate of Irving Kraut.
(11) Includes options to purchase 25,000 shares of Common Stock.
(12) Includes all holdings described in notes (1) - (3) and (6) - (11).

                ELECTION OF DIRECTORS AND CONTINUING DIRECTORS

The Board of Directors

  The bylaws of the Company provide for a board of directors consisting of three classes, with each class being as equal in number as possible. At each annual meeting of shareholders, directors are elected for a full term of three years to succeed directors whose terms are expiring. The Board has nominated Larry Falcon and Paul L. Spiese, III to serve as directors until their respective successors in office have been duly qualified and elected. Messrs. Falcon and Spiese are currently serving as directors and each of them has indicated a willingness to continue to serve as a director. In the event that Mr. Falcon or Mr. Spiese becomes unavailable to accept nomination or election as a director, the persons named in the enclosed proxy will vote the shares they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

  Proxies for holders of Common Stock executed on the enclosed form will be voted, in the absence of other instructions, "FOR" the election of Messrs. Falcon and Spiese.

  Set forth below, with respect to each nominee for director and each director continuing in office, is the name, age, the time period during which he has served as a director of the Company and his principal occupation or employment and business affiliations at present and during the past five years.

Nominees For Election as Director with Terms to Expire in 2004

  PAUL L. SPIESE, III, age 49, was elected a director of the Company on March 30, 1991. Mr. Spiese joined Berger Bros Company ("Berger Bros") as Plant Manager in 1985 and was named Vice President --Manufacturing of the Company in July 1990. Previously, he was employed by Hurst Performance, Inc. as Plant Manager.

  LARRY FALCON, age 61, has served as a director of the Company since November 1985 and acted as Chairman of the Board from September 3, 1986 to June 1, 1987. He has served as President of the Residential Division of The Kaplan Companies, a real estate developer, since 1985.

Continuing Directors with Terms to Expire in 2003

  Dr. JON KRAUT, age 44, was elected by the Board as of January 13, 2001 to fill the vacancy left by the resignation due to illness of his father, Dr. Irving Kraut. Dr. Jon Kraut has been a practicing orthodontist since 1985. He is also the President of Kraut & Kraut, Inc., a private real estate investment company. Dr. Jon Kraut graduated with a B.A. from the University of North Carolina, received a D.M.D. from the University of Pennsylvania, and received an M.S. from the Tufts University School of Dental Medicine.

  THEODORE A. SCHWARTZ, age 71, was elected a director of the Company effective June 1987 and served as President of the Company from May 5, 1988 to May 30, 1989 and from July 17, 1990 to January 15, 1991. From May 30, 1989 to present, Mr. Schwartz has served as Chairman of the Board and Chief Executive Officer of the Company. Mr. Schwartz holds a Bachelor of Science Degree in Economics from the Wharton School of Finance. Prior to his joining the Company, Mr. Schwartz spent 35 years in the investment banking and securities industry.

  JAY SEID, age 40, was elected as a director of the Company on December 15, 1997. Mr. Seid is Managing Director of Bachow & Associates, a venture capital firm, which he joined in December 1992. Mr. Seid was

President and General Counsel of Judicate, Inc. Previously he was an attorney specializing in corporate law at Wolf, Block, Schorr and Solis-Cohen LLP in Philadelphia. Mr. Seid is a member of the boards of directors of Vista Information Solutions, Inc., Outsource International, Inc., and Paradigm Geophysical Ltd. Mr. Seid graduated with a B.A. from Rutgers University and received a J.D. from New York University School of Law.

Continuing Directors with Terms to Expire in 2002

  JOSEPH F. WEIDERMAN, age 59, was elected a director of the Company on June 1, 1990, has served as Secretary and Treasurer of the Company since February 1990, served as Chief Financial Officer of the Company from June 1, 1990 to August 19, 1996, was elected President of the Company on January 15, 1991 and has served as Chief Operating Officer of the Company since June 1, 1990. Mr. Weiderman holds a Bachelor of Science Degree in Accounting and a Master of Business Administration Degree in Finance from LaSalle University. Prior to his joining the Company, Mr. Weiderman served for over 14 years as the Chief Financial Officer of Harry Levin, Inc., a multi-store retailer. Mr. Weiderman is the father-in-law of Francis E. Wellock, Jr., the Company's Chief Financial Officer.

  JACOB I. HAFT, M.D., age 64, was elected a director of the Company in conjunction with the Company's acquisition of Berger Bros in 1989. Dr. Haft has practiced medicine, with a specialization in cardiology, for over twenty-five years. Since 1974, Dr. Haft has been a cardiologist and from 1974 to 1998 was Chief of Cardiology at St. Michael's Medical Center in Newark, New Jersey. In addition, Dr. Haft is currently a Clinical Professor of Medicine at the New Jersey College of Medicine and Dentistry and Professor of Medicine at the Seton Hall University Post Graduate School of Medicine. Dr. Haft has several professional certifications, is a member of various professional societies and associations and has published many scholarly articles and books. Dr. Haft has served on the Cardiac Services Committee of the New Jersey Department of Health.

  JOHN PAUL KIRWIN, III, age 45, was elected as a director of the Company on December 15, 1997. Mr. Kirwin is a principal in Argosy Investment Partners, L.P., a small business investment company. Mr. Kirwin is also a principal in Odyssey Capital Group, L.P., a private investment fund. Mr. Kirwin was a corporate and securities attorney for 14 years, including six years as a partner at McCausland, Keen & Buckman, until joining Odyssey full time in January 1996. Mr. Kirwin holds a Juris Doctris, Order of the Coif, from the National Law Center of George Washington University and a Bachelor of Arts from Dickinson College.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Company has an Audit Committee and a Compensation Committee. The Audit Committee consists of Messrs. Haft, Kirwin and Seid (chairman). The function of the Audit Committee is generally to assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process by, among other things, reviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or others, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

  The current members of the Compensation Committee are Messrs. Falcon and Kirwin. The Compensation Committee is responsible for establishing salaries, bonuses and other compensation, and granting stock options, for the Company's executive officers.

  In 2000, the Board held six meetings, the Audit Committee held three meetings and the Compensation Committee held two meetings. Each incumbent director attended at least 75% of the combined number of meetings held in 2000 by the Board and the Committees on which such director served.

                           COMPENSATION OF DIRECTORS

  During 2000, members of the Board who were not also executive officers of the Company were paid $500 for attendance at each of five Board meetings, $250 for attendance at one Board meeting via teleconference, and

$400 for attendance in person, or $250 for attendance via teleconference, at meetings of the Compensation Committee or the Audit Committee. An aggregate of $15,600 was paid to the non-employee directors for their services. No one director was paid more than $3,550 in 2000. In 2000, pursuant to the Company's 1996 Stock Incentive Plan, Drs. Haft and Irving Kraut, and Mr. Falcon, each were granted options to purchase 25,000 shares of Common Stock (10,000 of which vest on December 31, 2001 and the balance vest on December 31, 2002) at an exercise price of $2.00 per share, while Messrs. Kirwin and Seid each were granted options to purchase 40,000 shares of Common Stock (17,500 of which vest on December 31, 2001 and the balance vest on December 31, 2002) at an exercise price of $2.00 per share. The foregoing options granted to Dr. Irving Kraut expired as a result of his resignation as a director of the Company. On March 14, 2001, Dr. Jon Kraut, who replaced Dr. Irving Kraut as a director, was granted options to purchase 25,000 shares of Common Stock (10,000 of which vest on December 31, 2001 and the balance vest on December 31, 2002) at an exercise price of $2.00 per share. For information on options previously granted to and held by directors, see "Security Ownership of Certain Beneficial Owners and Management," "Executive Compensation B Stock Option Grants During 2000" and "--Stock Options Exercises and Holdings During 2000."

                    PROCEDURES FOR SHAREHOLDER NOMINATIONS

  Nominations for election of directors may be made by any shareholder entitled to vote for the election of directors if written notice (the "Notice") of the shareholder's intent to nominate a director at the Meeting is given by the shareholder and received by the Secretary of the Company in the manner and within the time specified below. The Notice shall be delivered to the Secretary of the Company not less than 14 days nor more than 50 days prior to any meeting of the shareholders called for the election of directors; except that, if less than 21 days' notice of the meeting is given to shareholders, the Notice shall be delivered to the Secretary of the Company not later than the earlier of the seventh day following the day on which notice of the meeting was first mailed to shareholders or the fourth day prior to the meeting. In lieu of delivery to the Secretary of the Company, the Notice may be mailed to the Secretary of the Company by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the Secretary of the Company. These requirements do not apply to nominations made by the Board.

  The Notice shall be in writing and shall contain or be accompanied by the name and residence address of the nominating shareholder, a representation that the shareholder is a holder of record of voting stock of the Company and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice, such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the rules and regulations established by the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), had proxies been solicited with respect to such nominee by the management or Board of the Company, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders, and the consent of each nominee to serve as a director of the Company if so elected.

                            EXECUTIVE COMPENSATION

  The following table shows the annual compensation of each of the Company's executive officers for the years 2000, 1999, and 1998.

                          SUMMARY COMPENSATION TABLE

                                                                  Long-Term
                                                                 Compensation
                                     Annual Compensation            Awards
                              ---------------------------------- ------------
    Name & Principal                              Other Annual     Options/       All other
        Position         Year Salary($) Bonus($) Compensation(1)   SARs(#)    Compensation($)(2)
    ----------------     ---- --------- -------- --------------- ------------ ------------------
Theodore A. Schwartz.... 2000 $212,436  $20,450        --           75,000         $22,075
 Chairman & Chief        1999  193,352    7,500        --              --           22,099
 Executive Officer       1998  154,315   12,500        --              --           18,341

Joseph F. Weiderman..... 2000 $211,563  $30,450        --           75,000         $ 8,426
 President and Chief     1999  190,587   17,500        --              --            6,781
 Operating Officer       1998  157,353   22,500        --              --            5,819

Paul L. Spiese, III..... 2000 $145,948  $20,250        --           55,000         $ 6,633
 Vice President          1999  135,143   12,000        --              --            4,849
                         1998  114,950   15,750        --              --            4,509

Francis E. Wellock,      2000 $133,416  $19,500        --           55,000         $ 4,980
 Jr..................... 1999  119,356   12,000        --              --            3,892
 Chief Financial Officer 1998   96,597   13,500        --              --            3,209

--------
(1) Less than ten percent of the total of annual salary and bonus.
(2) Includes premiums paid by the Company for life insurance for the benefit of the applicable executive officer and matching contributions paid by the Company to the account of the applicable executive officer under the Company's 401(k) savings plan.

Stock Option Grants During 2000

  The following table contains information concerning the stock options granted under the Company's 1996 Stock Incentive Plan to the executive officers during 2000. All options granted in 2000 are options to purchase shares of Common Stock.

                       OPTION GRANTS IN LAST FISCAL YEAR

                             INDIVIDUAL GRANTS(1)

                                              Number of   % of Total
                                              Securities   Options    Exercise             Grant
                                              Underlying  Granted to  or Base               Date
                                               Options   Employees in  Price   Expiration Present
       Name                                    Granted   Fiscal Year   ($/sh)     Date    Value($)
       ----                                   ---------- ------------ -------- ---------- --------
Theodore A. Schwartz........................    75,000       15.3%     $2.00    9/20/10   $33,000(2)
Joseph F. Weiderman.........................    75,000       15.3%     $2.00    9/20/10   $33,000(2)
Paul L. Spiese, III.........................    55,000       11.2%     $2.00    9/20/10   $24,200(2)
Francis E. Wellock, Jr......................    55,000       11.2%     $2.00    9/20/10   $24,200(2)

--------
(1) Options become exercisable in two installments: the first installment on December 31, 2001 (35,000 for Messrs. Schwartz and Weiderman, and 25,000 for Messrs. Spiese and Wellock), and the balance on December 31, 2002. The options expire 10 years from the date of grant.
(2) Fair value is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 5%; expected dividend yield of 0%; expected life of five years; and volatility of 2%.

Stock Option Exercises and Holdings During 2000

  The following table shows (1) the number and value of options exercised by the Company's executive officers during 2000 and (2) the number and value of unexercised options held by the Company's executive officers at the end of 2000. No stock appreciation rights ("SARs") have been granted by the Company to any executive officer.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FY-END OPTION VALUES

                                    (b)         (c)                (d)                       (e)
              (a)               ----------- ----------- ------------------------- -------------------------
                                                                                    Value of Unexercised
                                  Shares                # of Unexercised Options    In-the-Money Options
                                Acquired on    Value          at FY-End(#)              at FY-End($)
       Name                     Exercise(#) Realized($) Exercisable/Unexercisable Exercisable/Unexercisable
       ----                     ----------- ----------- ------------------------- -------------------------
Theodore A. Schwartz...........       0           0          490,000/75,000                 $0/0
Joseph F. Weiderman............       0           0          418,274/75,000                 $0/0
Paul L. Spiese, III............       0           0          454,024/55,000                 $0/0
Francis E. Wellock, Jr.........       0           0          264,000/55,000                 $0/0

Employment Agreements and Arrangements

  Pursuant to Employment Agreements dated as of January 1, 2001, Messrs. Schwartz, Weiderman, Spiese and Wellock are employed by the Company as its Chief Executive Officer; President and Chief Operating Officer; Vice President of Manufacturing; and Chief Financial Officer and Vice President B Finance, respectively. These agreements expire December 31, 2002. The agreements provide for base annual salaries in 2001 of $209,090 for Mr. Schwartz, $233,000 for Mr. Weiderman, $155,000 for Mr. Spiese, and $150,000 for Mr. Wellock, and for base annual salaries in 2002 of $209,090 (plus a cost-of-living adjustment) for Mr. Schwartz, $263,000 for Mr. Weiderman, $170,000 for Mr. Spiese, and $165,000 for Mr. Wellock, in 2002. In addition to their salaries, the agreements provide that each of Messrs. Schwartz, Weiderman, Spiese and Wellock shall be entitled to annual bonuses of up to 15% of his base salary based upon specified factors. See "Compensation Committee Report on Executive Compensation B Compensation Program Elements for 2000 B Annual Incentive Compensation." If, at the end of the term of the agreement, the Company and the applicable officer have not agreed to an extension of his agreement for a minimum additional term of one year, the Company is obligated to pay him an amount equal to 50% of his then annual salary in weekly installments over a six month period (the "Severance Payment").

  Contemporaneous with the execution of the employment agreements, each of Messrs. Schwartz, Weiderman, Spiese or Wellock also entered into a change of control agreement with the Company which provides that if his employment is terminated upon the occurrence of a "change in control" as defined in those agreements, the employee shall be entitled to a payment in an amount equal to 100% of his pre-termination salary and certain other benefits for twelve months. The benefits to which the employee may be entitled following his termination upon a change in control will be limited to either the Severance Payment, or the benefits conferred by the change of control agreement, whichever is greater.

Certain Relationships and Related Transactions

  The Company holds promissory notes made by Messrs. Schwartz, Weiderman and Spiese, the Company's Chief Executive Officer; President, Chief Operating Officer and Treasurer; and Vice President--Manufacturing, respectively, totaling $175,083, $152,000 and $100,833 (the "Notes") respectively, each of which bears interest at a rate of six per cent per annum. The Notes require that the principal and accrued interest be paid on or before November 21, 2001. The proceeds of the Notes were used by Messrs. Schwartz, Weiderman and Spiese to purchase securities of the Company in the Company's 1993 private placement and in connection with the exercise of warrants to purchase shares of the Common Stock in 1996. Securities purchased in the private placements were on the same terms as those agreed to by other investors in the private placements. The largest aggregate amount outstanding under the Notes during 2000 were $175,083, $152,000 and $100,833 respectively, all of which amounts are currently outstanding.

  As previously disclosed in the Company's Current Report on Form 8-K filed February, 2001, the Company entered into an Exchange Agreement (the "Exchange Agreement") on January 12, 2001 with Argosy Investment Partners, L.P. ("Argosy") pursuant to which Argosy surrendered the Company's 12.25% Subordinated Debenture in the principal amount of $500,000 held by Argosy and was issued 250,000 shares of the Company's Common Stock (the "Argosy Shares"). Argosy also surrendered a warrant for the purchase of 60,000 shares of the Company's Common Stock and agreed to the amendment and restatement of the Company's 10% Convertible Subordinated Debenture in the principal amount of $1,500,000 held by Argosy to delete the conversion provisions (as amended and restated, the "Amended Debenture"). A copy of the Exchange Agreement was filed on February 7, 2001 as Exhibit 10 to Argosy's amended Schedule 13D, and a copy of the Amended Debenture was filed therewith as Exhibit A to the Exchange Agreement. Mr. Kirwin is the general partner of Argosy Investment Associates, L.P., which is the general partner of Argosy. Mr. Kirwin disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

  As previously disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, the Company entered into an Exchange Agreement (the "Finova Agreement," a copy of which was filed therewith as Exhibit 10(a)) on September 29, 2000 with FINOVA Mezzanine Capital Inc. f/k/a Sirrom Capital Corporation ("Finova") pursuant to which: (a) the Company's 10% Convertible Subordinated Debenture in the principal amount of $2,500,000 held by Finova was amended and restated to (i) increase the interest rate from 10% to 11%, (ii) delete the conversion provisions, and (iii) provide for a prepayment premium; (b) a stock purchase warrant for the purchase of 240,000 shares of the Company's common stock held by Finova was canceled; and (c) 125,000 unregistered shares of the Company's common stock (the "Finova Shares") were issued to Finova. Under the terms of the Finova Agreement, the Finova Shares were subject to Finova's right to require the Company to purchase the Finova Shares at a purchase price of $2.00 per share by giving notice to the Company of the exercise of that right at any time up to and until December 20, 2000 (the "Put"). On December 6, 2000, Finova gave notice to the Company of its exercise of the Put and, on December 20, 2000, the Company purchased all 125,000 of the Finova Shares at $2.00 per share. As a result the foregoing transactions, Finova is no longer a beneficial owner of more than five percent of the Company's voting securities.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of these reports.

  Based on the Company's review of the copies of the reports received by it, the Company believes that all filings required to be made by the Reporting Persons for the year ended December 31, 2000 were made on a timely basis, except that a filing relating to 750 shares sold by Mr. Wellock in October 1999 was made in April 2001, and two filings relating to four purchases by Dr. Haft of an aggregate of 5,100 shares in June, August and December 2000 were made in October 2000 and February 2001.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board is pleased to present its report on executive compensation. The report describes the underlying philosophy and objectives of the Company's executive compensation program, the various elements of the program, and the basis for the compensation determinations made by the Compensation Committee with respect to executive officers for 2000.

Executive Compensation Philosophy and Objectives

  The Company endeavors to ensure that executive compensation is linked directly to continuous improvements in corporate performance, the achievement by officers of corporate objectives, and increases in long-term shareholder value.

Compensation Program Elements for 2000

  The Company's executive compensation is comprised of three components, as described below. Each component is intended to serve the Company's compensation philosophy and guidelines.

  Base Salary: The base salaries of each of the executive officers of the Company have been established pursuant to employment agreements between these executives and the Company. See "Employment Agreements and Arrangements" above.

  Annual Incentive Compensation: In 2000, annual incentive payments were awarded to executive officers by the Board based on its consideration of factors including the following:

  (1) Individual performance during the year;

  (2) Progress made by the Company in product development, improvements in customer service and sales of products and services; and

  (3) Achievement in reaching Company goals for profitability.

  In 2001, pursuant to the terms of their employment agreements, the executive officers of the Company will be eligible to receive annual incentive payments up to 15% of their annual base salaries, with 10% being contingent upon the Company meeting certain revenue and EBITDA targets. The 5% discretionary portion of the annual incentive payments may be awarded by the Board based on its consideration of the factors listed above.

  Option Grants: The Company uses stock options as long-term, non-cash incentive to align the long-term interests of the executive officers and the shareholders of the Company. Stock options are generally awarded at the current market price of the Common Stock on the grant date and are subject to vesting schedules based upon the executive officer's continued employment. Award sizes are based upon individual performance, level of responsibility and potential to make significant contributions to the Company. See "Executive Compensation --Stock Option Grants During 2000."

Compensation of the CEO and Other Executive Officers

  Mr. Schwartz's base salary is established pursuant to his employment agreement. For 2000, the Compensation Committee awarded Mr. Schwartz incentive compensation of $20,450. Mr. Schwartz's incentive compensation was determined based on an assessment of the factors described above.

  The Compensation Committee reviewed the performance of the other executive officers against the same key elements that were considered significant in the evaluation of the CEO. The executive officers were awarded incentive compensation ranging from $19,500 to $30,450. See "Executive Compensation-- Summary Compensation Table."

The Legislative Cap on Deductibility of Pay

  The Internal Revenue Code of 1986, as amended, imposes a $1 million dollar limit on the deductibility of pay for executives. The Company's cash compensation level is far below the limit. Therefore, this legislation does not impact current pay levels.

  The Company believes that the stock options granted to their executives are exempt from the limitations of the regulation, because they are a form of "qualified performance-based compensation."

  The foregoing report has been furnished by the members of the Compensation Committee who are listed below. No member of the Compensation Committee is a current officer or employee of the Company.

             THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

            Larry Falcon                        John P. Kirwin, III

April 19, 2001

                    ADDITIONAL INFORMATION WITH RESPECT TO
          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 2000, the members of the Compensation Committee were Mr. Falcon and Dr. Irving Kraut. Mr. Kirwin replaced Dr. Kraut following his resignation in January 2001. There were no relationships during 2000 that are required to be disclosed under Item 402(j) of Regulation S-K promulgated by the Commission.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  KPMG LLP performed the customary auditing services for the fiscal year ended December 31, 2000. The Company has selected KPMG LLP as its independent auditors to perform these services for the current fiscal year. A representative of KPMG LLP is expected to be present at the Meeting. This representative will be available to respond to questions from the floor and will be afforded an opportunity to make any statement which he or she may deem appropriate.

Audit Fees

  KPMG LLP billed the Company $55,000 for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2000 and the reviews of the interim consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year.

All Other Fees

  KPMG LLP did not bill the Company for services other than audit services for the year ended December 31, 2000.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

  The Audit Committee of the Board is composed of three independent directors, in accordance with Section 4200(a)(14) of the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

  The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2000 with management and the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standard 61.

  The Audit Committee has received the written disclosures and the letter from the Company's independent auditors, KPMG LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

  Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

Dr. Jacob I. Haft                 Jay Seid                               John P. Kirwin, III

March 19, 2001

           PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK INCENTIVE PLAN

  At a meeting held on December 6, 2000, the Board adopted, and now recommends for approval by the shareholders of the Company, the amendment to the Berger Holdings, Ltd. 1996 Stock Incentive Plan (the "Plan") to increase the number of shares of Common Stock available for issuance thereunder from 1,000,000 to 1,300,000. This amendment is being proposed to allow future grants to employees and other eligible participants under the Plan.

Grants of Options under the Plan

  The following table sets forth the number of shares of Common Stock underlying options which have been granted pursuant to the Plan as of March 31, 2001.

                                                                    Amount of
       Name                            Position                     Options(1)
       ----                            --------                     ---------
Theodore A. Schwartz.................. Chairman and CEO               75,000
Joseph F. Weiderman................... President, COO and Secretary   75,000
Paul L. Spiese, III................... VP--Manufacturing              55,000
Francis E. Wellock, Jr................ VP--Finance and CFO            55,000
Jacob I. Haft, M.D.................... Director                       25,000
Larry Falcon.......................... Director                       25,000
Irving Kraut, D.D.S................... (former) Director              25,000(2)
Jon Kraut, D.M.D...................... Director                       25,000
Jay Seid.............................. Director                       40,000
John P. Kirwin, III................... Director                       40,000
All Executive Officers (as a group)................................  260,000
All Non-employee Directors (as a group)............................  180,000(2)
All Employees who are not Executive Officers (as a group)..........  306,500

--------
(1) Options to purchase shares of Common Stock have also been granted to the Company's executive officers and directors outside of the Plan. See "Compensation of Directors" and "Executive Compensation--Stock Option Exercises and Holdings During 2000."
(2) The options granted to Dr. Irving Kraut expired as a result of his resignation as a director. As adjusted for the expiration of these options, the number of options issued to all non-employee directors as a group is 155,000.

Summary of Plan

  General. The following is a summary of the Plan, as amended and restated, and is qualified in its entirety by reference to the Plan, a copy of which has been submitted to the Commission with this Proxy Statement.

  The Plan provides for the grant of options to purchase shares of Common Stock to the Company's employees (including officers and directors and certain consultants and advisors). Options granted under the Plan may be either non-qualified stock options or options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code. No individual who is not an employee shall be eligible to receive an incentive stock option under the terms of the Plan. The Plan also provides for the grant of share appreciation rights and the grant of restricted shares of Common Stock, although the Company does not presently contemplate the granting of either.

  The Plan is intended to recognize the contributions made to the Company by its employees, to function as an incentive to such persons to devote themselves to the Company's future success and to allow the Company to attract, retain and motivate individuals upon whom its sustained growth and financial success depend.

  The Compensation Committee has been appointed to administer the Plan with respect to the grant of options to the Company's executive officers. Shares of Common Stock received upon exercise of an option granted under the Plan are sometimes referred to in this Proxy Statement as "option shares." The grant by the Compensation Committee or the Board of options, stock appreciation rights and restricted shares of Common Stock, or any of them, is sometimes referred to in this Proxy Statement as an "award."

  Eligibility. All of the Company's employees and directors and certain of its consultants and advisors are eligible to receive awards under the Plan. In determining the eligible participants to whom awards may be granted under the Plan and the prices and times at which awards shall be granted, the Board, or the Compensation Committee as so delegated, shall have full and final authority in its sole discretion. As of March 31, 2001, approximately 210 employees, five non-employee directors, and no advisors and consultants of the Company were eligible to participate in the Plan.

  Amendment. The Board may amend the Plan from time to time in such manner as it may deem advisable.

  Shares Covered by the Plan. If approved by the shareholders at the Meeting, the Plan will provide for the grant of awards relating to or consisting of up to an aggregate of 1,300,000 shares of Common Stock. Currently, the Plan provides for the grant of awards relating to or consisting of up to an aggregate of 1,000,000 shares of Common Stock.

  No recipient shall receive options relating to or consisting of more than an aggregate of 100,000 shares in any calendar year. In addition, to the extent that the aggregate fair market value of the Common Stock with respect to incentive stock options issued under the Plan are exercisable for the first time by an individual during any calender year exceeds $100,000, that incentive stock option shall be treated as a non-qualified option issued under the Plan. For purposes of the Plan, the fair market value of the Common Stock shall be determined as of the date of the grant of the incentive stock option.

  Evidence of Options and Awards. Pursuant to the Plan, the individual option document of each recipient shall set forth the terms of his or her option. Each option document shall be in such a form as the Board shall approve from time to time, and shall contain in substance the following: (i) the purchase price of shares subject to the option, which may be less than, equal to or greater than the fair market value of such shares at the time of the grant;
(ii) the term during which such option shall be exercisable; (iii) the permissible forms of payment of the purchase price of the shares with respect to such option; (iv) the rights of an option recipient upon ceasing to be an employee; and (v) the restrictions on transferability of the option.

  In the case of any option which is an incentive stock option, the purchase price of the shares subject to the option shall not be less than the fair market value of the shares on the date the incentive stock option is granted, nor, in the case of an incentive stock option granted to an option recipient who then owns, directly or by attribution under Section 424(d) of the Internal Revenue Code, shares possessing more than 10% of the total combined voting power of all classes of the Company's stock, less than 110% of the fair market value of the shares on the date the incentive stock option is granted.

  Expiration. The term during which an option may be exercised is set out in the individual option document, and is generally ten years from the date of grant. In the case of an incentive stock option, the expiration shall not be later than the tenth anniversary of the date the incentive stock option was granted, and, in the case of an incentive stock option granted to an option recipient who then owns, directly or by attribution under Section 424(d) of the Internal Revenue Code, shares possessing more than 10% of the total combined voting power of all of the Company's classes of stock, shall not be later than the fifth anniversary of the date the incentive stock option was granted.

  Transferability. Options, stock appreciation rights and restricted shares of Common Stock granted under the Plan are not assignable or transferable by the recipient except by will or by the laws of descent and distribution or by such other means as the Board may approve. Nevertheless, an incentive stock option shall not by its terms be transferable except by will or by the laws of descent and distribution, and during the lifetime of the person to whom the incentive stock option is granted, such incentive stock option may be exercised only by that person.

  Methods of Exercise and Purchase. An option granted under the Plan may be exercised only by written notice to the Company and payment in full of the option price for the option shares to be purchased.

  Payment for option shares purchased upon exercise of options granted under the Plan may be made in cash or by certified or cashier's check. The Board may, in its sole discretion, provide in an option document for payment for related option shares to be made in shares valued at fair market value on the date of delivery, or in a combination of cash and shares. The Company does not expect that such provisions shall be included in any option document.

  With regard to stock appreciation rights, payment shall be made upon exercise in the form of cash, shares at fair market value on the date of exercise, or in a combination of both, as the Board may determine. With regard to restricted shares of common stock, payment shall be made in the form of cash, by certified or cashier's check, or by such other mode of payment as the Company may approve.

Federal Income Tax Matters

  The following discussion is intended to summarize briefly the general principles of federal income tax law applicable to options granted under the Plan as of the date of this Proxy Statement.

  Incentive Stock Options. For the purposes of the regular income tax currently imposed under the Internal Revenue Code, the holder of an incentive stock option will not recognize taxable income upon either the grant or exercise of the incentive stock option.

  In general, the option holder will recognize capital gain or loss on a sale or other taxable disposition of the option shares acquired upon exercise of an incentive stock option provided the option holder does not sell or otherwise dispose of the option shares prior to the end of the incentive stock option holding period. The incentive stock option holding period is the period which ends following the later of the date which is two years following the date the incentive stock option was granted or the date which is one year after the option shares were transferred to the option holder upon exercise of the incentive stock option. For purposes of determining such gain or loss, the option holder's basis in such shares will, in general, be the option holder's option price. For purposes of regular federal income tax, the maximum rate of tax applicable to capital gains will depend on the length of time the option shares have been held at the time the option shares are sold or otherwise disposed of. In general, if the option holder holds the option shares throughout the incentive stock option holding period, the Company will not be allowed a deduction by reason of the exercise of the incentive stock option.

  The amount, if any, by which the fair market value of an option share at the time of exercise (determined without regard to certain transfer restrictions) exceeds the option price (commonly referred to as the "spread") will be included in the computation of the option holder's "alternative minimum taxable income," generally in the year the option holder exercises the incentive stock option, for purposes of the "alternative minimum tax" imposed by Section 55 of the Internal Revenue Code. If an option holder pays alternative minimum tax, some or all of such tax will be allowed as a credit against regular tax liability in subsequent years in which the option holder's regular tax liability (reduced by certain other tax credits) exceeds his or her tentative minimum tax.

  If the option holder disposes of the option shares before satisfying the holding period requirements discussed above (a "disqualifying disposition"), the gain recognized (which is equal to the excess of the amount realized on disposition over the adjusted basis of the option shares) as a result of the disqualifying disposition will be taxed as ordinary income up to the amount of the spread (determined on the date of exercise) and the Company will be entitled to a deduction in that amount, if such deduction is not otherwise limited by applicable federal tax laws. Any additional gain recognized in excess of the spread will be capital gain, subject to the rules, described above, with respect to the maximum applicable federal income tax rate. The gain (if any) in excess of the amount treated as ordinary income on a disqualifying disposition will be treated as a capital gain, subject to the applicable maximum federal tax rate, as described above, depending upon the option holder's holding period for the option shares.

  Certain option holders may be permitted to exercise incentive stock options by transferring to the Company shares of Common Stock then held by the option holder having a market value equal to the option price of the shares to be purchased. If the option holder acquired the previously held shares by exercise of an incentive stock option and the option holder has not satisfied the holding period requirements described above for the previously held shares, then the transfer will be treated as a disqualifying disposition of the previously held shares by the option holder. If, however, the option holder did not acquire the previously held shares by exercise of an incentive stock option, or if the option holder has satisfied the holding period requirements applicable to incentive stock options, then the option holder will not recognize gain or loss upon the exchange. Instead, the option holder's basis and holding period (for purposes other than the option holding period rules) in the previously held shares will carry over to a corresponding number of option shares received, and the option holder's basis in any additional option shares received will be zero and his or her holding period will begin on the date the option holder becomes the owner of such shares.

  If an option granted under the Plan which is intended to be an incentive stock option fails to qualify as such under applicable rules and regulations of the Internal Revenue Code, such option will be subject to the general principles of federal income tax law discussed below with respect to options ineligible for treatment as an incentive stock option.

  Non-Qualified Options. For federal income tax purposes, the holder of a non-qualified option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant of a non-qualified option. The option holder will in general recognize ordinary income upon exercise of the non-qualified option, in an amount equal to the spread, and the Company will be allowed a deduction in that amount, if such deduction is not otherwise limited by applicable federal tax laws. On a subsequent disposition of the option shares, the tax treatment to the option holder will be the same as if the shares had been purchased for their fair market value on the date the option was exercised. If, for example, a gain or loss is recognized, the amount of the gain or loss and the tax rate will be determined by reference to the fair market value of the shares on the date of exercise and the holding period (measured from the date of exercise).

  Certain option holders may be permitted to exercise non-qualified options by transferring to the Company previously held shares of Common Stock having a market value equal to the option price of the shares to be purchased. In that case, no income will be recognized on the receipt of a corresponding number of option shares, and the option holder's basis and holding period in the previously held shares will carry over to the corresponding number of option shares received. The option holder will recognize ordinary income on the receipt of any additional option shares which are substantially vested in an amount equal to their fair market value at the time of exercise. The option holder's basis in such additional option shares received will equal the amount includable in the option holder's income and his or her holding period will begin on the date of transfer.

  Deductibility of Compensation Under the Million Dollar Cap Provisions of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code sets limits on the deductibility of compensation in excess of $1,000,000 paid by publicly held companies to certain employees (the "million dollar cap"). The IRS has also issued Treasury Regulations which provide rules for the application of the "million dollar cap" deduction limitations. Any income recognized as ordinary compensation income on the exercise of an option should be treated as "performance-based" compensation that is exempt from the deduction limitations under the million dollar cap provided both the Plan under which the option is granted and the option grant itself comply with certain rules. The Plan complies with these applicable rules in form. It is the Company's intention to administer the Plan in accordance with all applicable requirements under the "million dollar cap" rules for performance based compensation plans, including having the Plan administered by a committee of two or more "outside" directors (as that term is used in the applicable IRS regulations). Under these circumstances, an option with an exercise price at least equal to the fair market value of the shares subject to that option on the date of grant should, on exercise, result in compensation income that is treated as "performance-based" compensation under the "million dollar cap" rules. It is expected, therefore, that any compensation expense recognized for tax purposes on the exercise of such an option will be exempt from the "million dollar cap." The Plan states that no option may be exercised if such exercise would result in the Company losing deductions pursuant to Section 162(m) of the Internal Revenue Code.

  Taxation of Awards of Restricted Shares. In general, a recipient of restricted shares of Common Stock will be governed by Section 83 of the Internal Revenue Code. Under Section 83 of the Internal Revenue Code, if restricted shares of Common Stock are transferred in connection with the performance of services, the excess, if any, of the fair market value of the restricted shares of Common Stock received over the price paid, if any, for the restricted shares, is included in the income of the person performing the services as ordinary income, and the Company will generally be entitled to a corresponding deduction for the same amount. The income (and the Company's corresponding deduction) is generally recognized as of the time the restricted shares of Common Stock are transferred, or, if later, at the time the restricted shares of Common Stock cease to be subject to a substantial risk of forfeiture (or become transferable free of such risk of forfeiture). The fair market value of the restricted shares of Common Stock is generally measured at the time of transfer or, if later, when the substantial risk of forfeiture lapses (or when the restricted shares of Common Stock become transferable free of such risk of forfeiture). Notwithstanding the general rule regarding the timing of the recognition of income and the corresponding deduction by the Company with respect to restricted shares of Common Stock that are subject to a substantial risk of forfeiture, a special election can be made by the recipient of such restricted shares of Common Stock under Section 83(b) of the Internal Revenue Code which permits the recipient to include in his or her income the excess of the fair market value of the restricted shares of Common Stock as of the date of transfer, in which case the fair market value is determined without regard to the risk of forfeiture. An individual must make this "83(b)" election no later than 30 days after the date of the transfer. If an individual makes this election, there is no income recognition as a result of the later lapse of the substantial risk of forfeiture. On a disposition of the restricted shares of Common Stock, the recipient will recognize long or short term capital gain or loss depending on how long the shares have been held and the individual's basis in the restricted shares of Common Stock. The individual's basis will be equal to the amount, if any, paid for the restricted shares of Common Stock, plus any income required to be recognized on the acquisition (or on the date the substantial risk of forfeiture lapses). The holding period will be measured from the date of transfer (if there is no substantial risk of forfeiture or if an "83(b)" election has been properly made), or from the date income was recognized by the recipient of the restricted shares of Common Stock on account of the lapse of the risk of forfeiture. The federal income tax liability attributable to a gain on the sale of restricted shares of Common Stock will be subject to the rules, described above, with respect to the maximum federal income tax rate on such gains, taking into account the holding period applicable to the restricted shares of Common Stock that are sold.

Board Recommendation

  THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1996 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 1,000,000 TO 1,300,000.

                         STOCK PRICE PERFORMANCE GRAPH

             COMPARISON OF CUMLATIVE TOTAL RETURN OF ONE OR MORE
         COMPANIES. PEER GROUPS, INDUSTRY INDEES AND/OR BROAD MARKETS

                       ------------------------FISCAL YEAR ENDING-------------
---------
COMPANY/INDEX/MARKET   12/19/1995 12/31/1996 12/31/997 12/31/1998 12/31/1999 12/29/2000
Berger Holdings           100      228.57     442.86    378.57     296.43    164.34
NASDAQ Non-
Financials                100      121.49     142.20    208.70     238.43    238.43
NASDAQ Market Index       100      124.27     152.00    378.12     237.66    237.66

                             SHAREHOLDER PROPOSALS

  Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 2002 must be received by January 4, 2002, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting, or, at the discretion of the shareholder, to be presented at the meeting but not included in the proxy materials. If notice of any such proposal is not received by the Company at the address set forth on the first page of this Proxy Statement by March 20, 2002, then such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) promulgated under the Exchange Act and, therefore, the Company will have the right to exercise discretionary voting authority with respect to such proposal if it is properly brought before the meeting. Shareholder proposals should be directed to Joseph
F. Weiderman, President, Chief Operating Officer and Secretary, at the address of the Company set forth on the first page of this Proxy Statement.

                            SOLICITATION OF PROXIES

  The accompanying form of proxy is being solicited on behalf of the Board. The expenses of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company or its subsidiaries.

                          ANNUAL REPORT ON FORM 10-K

  THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO JOSEPH F. WEIDERMAN, PRESIDENT, CHIEF OPERATING OFFICER AND SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                                                     Appendix A

                             BERGER HOLDINGS, LTD.
                            AUDIT COMMITTEE CHARTER

I. PURPOSE

  The principal purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board" in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process by, among other things, reviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or others, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

  In discharging its oversight role, the Committee is empowered to address any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

  The Committee shall review and reassess this Charter at least annually. The Committee shall have this Charter published, in its then current form, at least every three years in accordance with, and to the extent required by, regulations promulgated by the Securities and Exchange Commission (the "Commission").

II. MEMBERSHIP

  The Committee shall be comprised of no fewer than three members of the Board, one of whom shall be appointed as the Committee's chairperson. The Committee's composition and members shall meet the requirements of the rules of the National Association of Securities Dealers, Inc., through its Nasdaq Stock Market, Inc. ("Nasdaq") subsidiary. All of the members shall be directors who, except as may otherwise be permitted under the Nasdaq rules, have no relationship to the Company that may interfere with the exercise of their independence from management and the Company, and who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee shall have accounting or related financial management expertise.

III. KEY RESPONSIBILITIES

  The Committee is to serve in an oversight capacity and is not intended to be part of the Company's operational or managerial decision-making process. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing the financial statements. Additionally, the Committee recognizes that the Company's financial management, as well as the Company's outside auditors, have more time, knowledge and detailed information concerning the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any certification as to the outside auditors' work.

  Consistent with the above, the Committee shall:

  . Provide an open avenue of communication among management, appropriate company personnel, the outside auditors and the Board.

  . Review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) prior to their filing with the Commission (or prior to such distribution, if earlier) and, in connection therewith, review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as it may be modified or supplemented.

  . Prior to the Company's filing of each quarterly report on Form 10-Q with the Commission, the Committee, either on its own or through its chairperson, shall review with the outside auditors the Company's interim financial statements to be included in such Form 10-Q and the matters required to be discussed by SAS No. 71, as it may be modified or supplemented.

  . Discuss with management, appropriate company personnel and the outside auditors the quality and adequacy of the Company's internal accounting and financial controls.

  . Receive from the outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Company consistent with Independence Standards Board Standard No. 1.

  . Discuss with the outside auditors any such disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

  . Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditors.

  .   Annually prepare a report to the Company's shareholders as required by
      Item 306 of Regulation S-K; and submit such report for inclusion in the Company's annual proxy statement.

  . Maintain minutes of meetings of the Committee and periodically report to the Board on significant results of the foregoing activities.

  . Perform any other activities consistent with this Charter, the Company's By-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

  The outside auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders, and these shareholder representatives have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditors.

                                                                      Appendix B

                             BERGER HOLDINGS, LTD.

                           1996 STOCK INCENTIVE PLAN

               (as amended and restated as of December 6, 2000)


          1.   Purpose.  Berger Holdings, Ltd., a Pennsylvania corporation (the
               -------
"Company"), hereby adopts the Berger Holdings, Ltd. 1996 Stock Incentive Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by employees of the Company or any Affiliate (other than employees who are officers of the Company or members of the Board of Directors), to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company or an Affiliate's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, $0.01 par value (the "Common Stock"), and through the transfer or issuance of Common Stock.

          2.   Definitions. Unless the context clearly indicates otherwise, the
               -----------
following terms shall have the following meanings:

               (a)  "Act" means the Securities Act of 1933, as amended.

               (b) "Affiliate" means a corporation that is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
Section 424(e) or (f) of the Code.

               (c) "Award" means a transfer of Common Stock made pursuant to the terms of the Plan.

               (d) "Award Agreement" means the agreement between the Company and a Grantee with respect to an Award made pursuant to the Plan.

               (e) "Board of Directors" means the Board of Directors of the Company.

               (f)  "Change of Control" shall have the meaning as set forth in
Section 9 of the Plan.

               (g)  "Code" means the Internal Revenue Code of 1986, as amended.

               (h) "Committee" shall have the meaning set forth in Section 3 of the Plan.

               (i) "Common Stock" shall have the meaning set forth in Section 1 of the Plan.

               (j) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

               (k)  "Employee" means an employee of the Company or an Affiliate.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" shall have the meaning set forth in Subsection 7(b) of the Plan.

               (n) "Grantee" means a person to whom an Award has been granted pursuant to the Plan.

               (o) "Nasdaq" means either the Nasdaq National Market or the Nasdaq SmallCap Market operated by the Nasdaq Stock Market, Inc., depending upon on which of the two the Common Stock is listed for inclusion as of the date of determination.

               (p) "Option" means an option granted under the Plan. An Option may be either an "incentive stock option" within the meaning of Section 422(b) of the Code (and shall be referred to as an "ISO" where necessary herein) or an option which is not intended to qualify as an ISO (and shall be referred to as an NQSO where necessary herein).

               (q) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

               (r) "Option Document" means the document described in Section 7 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

               (s) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 7(b) of the Plan.

               (t) "SAR" shall have the meaning set forth in Section 10 of the Plan.

               (u) "Shares" means the shares of Common Stock of the Company that are the subject of Options or granted as Awards under the Plan.

               (v) "Trading Day" means any day on which Nasdaq is open for trading.

          3.   Administration of the Plan.  The Board of Directors may designate
               --------------------------
a committee or committees composed of two or more of directors to operate and administer the

Plan with respect to all or a designated portion of the participants. Any such committee designated by the Board of Directors, and the Board of Directors itself in its administrative capacity with respect to the Plan, is referred to as the "Committee." To the extent the Board of Directors determines it to be necessary or appropriate, it may appoint a subcommittee to administer the Plan with respect to the Company's officers and employee members of the Board of Directors that consists exclusively of two or more members of the Board of Directors who qualify both as "Non-Employee Directors" as that term is used for purposes of Rule 16b-3 promulgated by the Securities Exchange Commission (the "SEC") pursuant to Section 16 of the Securities Exchange Act of 1934 and as "Outside Directors" as that term is defined in Treasury Regulations promulgated pursuant to Code Section 162(m).

               (a)  Meetings. The Committee shall hold meetings at such times
                    --------
and places as it may determine, shall keep minutes of its meetings, and shall adopt, amend and revoke such rules or procedures as it may deem proper; provided, however, that it may take action only upon the agreement of a majority
--------  -------
of the whole Committee. Any action that the Committee shall take through a written instrument signed by a majority of its members shall be as effective as though it had been taken at a meeting duly called and held.

               (b)  Indemnification and Exculpation. Service on the Committee
                    -------------------------------
shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled, without further act on his or her part, to indemnity from the Company and limitation of liability to the fullest extent provided by applicable law and by the Company's Articles of Incorporation and/or By-laws in connection with or grants thereunder, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which he or she may be involved because of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

               (c)  Interpretation. The Committee shall have the power and
                    --------------
authority to interpret the Plan and to adopt rules and regulations for its administration that are not inconsistent with the express terms of the Plan. Any such actions by the Committee shall be final, binding and conclusive on all parties in interest.

          4.   Eligibility.  All Employees, members of the Board of Directors
               -----------
(whether or not employees), and all consultants and advisors shall be eligible to receive Options and Awards hereunder; provided, however, that no individual shall be eligible to receive any Option or Award under the Plan if such individual's participation in the Plan would not be within the scope of a registration of the Plan with the SEC on a Form S-8 (or any substitute or replacement for such form as may be established by the SEC from time to time). In addition, no individual who is not an employee shall be eligible to receive an ISO under the terms of the Plan. The Committee, in its sole discretion, shall determine whether an individual qualifies for a grant of an Option or Award under the terms of the Plan.

          5.   Shares Subject to Plan.  The aggregate maximum number of Shares
               ----------------------
for which Awards or Options may be granted pursuant to the Plan is 1,300,000. The number of Shares that may be issued under the Plan shall be further subject to adjustment in accordance with Section 9. The Shares shall be issued from authorized and unissued Common Stock or

Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason or if Shares subject to an Award have been conveyed back to the Company pursuant to the terms of an Award Agreement, the Shares for which the Option was not exercised or the Shares that were conveyed back to the Company may again be the subject of one or more Options or Awards granted pursuant to the Plan.

          6.   Term of the Plan.  The Plan is effective as of December 3, 1996,
               ----------------
the date on which it was adopted by the Board of Directors and shall continue until terminated by the Company by action of the Board of Directors; provided, however, that no ISO shall be granted by the Company on or after December 14, 2007.

          7.   Option Documents and Terms.  Options granted pursuant to the Plan
               --------------------------
shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require that are not inconsistent with the terms of the Plan.

               (a)  Number of Option Shares. Each Option Document shall state
                    -----------------------
the number of Shares to which it pertains. An Optionee may receive more than one Option, but only on the terms and subject to the conditions and restrictions of the Plan. Notwithstanding any other provision of the Plan to the contrary, no Employee shall be granted Options to acquire more than 100,000 Shares during any calendar year. To the extent that the aggregate fair market value of stock with respect to which ISOs issued under the Plan and incentive stock options issued under any other incentive stock option plan of the Company or its Affiliates are exercisable for the first time by any individual during any calendar year exceeds $100,000, such ISOs shall be treated as NQSOs issued under the Plan. For purposes of this Section 7(a), the fair market value of stock shall be determined as of the date of grant of the ISO or other incentive stock option.

               (b)  Option Price. Each Option Document shall state the Option
                    ------------
Price, which, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that in the case of any Option which is an ISO, the Option Price shall not be less than the Fair Market Value of the Shares on the date the ISO is granted, nor, in the case of an ISO granted to an Optionee who then owns, directly or by attribution under
Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, less than 110% of the Fair Market Value of the Shares on the date the ISO is granted. For purposes of the Plan, the Fair Market Value of Shares shall be determined as follows: If the Common Stock is traded in a public market, then the Fair Market Value per Share shall be, if the Common Stock is listed on a national securities exchange or included in Nasdaq, the last reported sale price thereof on the Trading Day immediately preceding the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the Trading Day immediately preceding the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Stock is not traded in a public market, Fair Market Value shall be determined in good faith by the Committee.

          (c)  Exercise. No Option shall be deemed to have been exercised prior
               --------
to the receipt by the Company of written notice of such exercise and (unless arrangements satisfactory to the Company have been made for payment through a broker in accordance with procedures permitted by Regulation P of the Federal Reserve Board) of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then-current registration statement or a Notification under Regulation A under the Act), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that
(a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale that, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that
(i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action that would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

          (d)  Medium of Payment.  Subject to the terms of the applicable Option
               -----------------
Document, an Optionee shall pay for Shares (i) in cash, (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation P of the Federal Reserve Board. The Optionee may also exercise the Option in any manner contemplated by
Section 10. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Common Stock held by the Optionee. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate or certificates issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

               (e)  Termination of Options.
                    ----------------------

                    (i) No Option shall be exercisable after the first to occur of the following:

                         (A)  Expiration of the Option term specified in the
Option Document, which, in the case of an ISO shall not be later than the 10th anniversary of the date the ISO was granted, and, in the case of an ISO granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, shall not be later than the 5th anniversary of the date the ISO was granted;

                         (B)  Except to the extent otherwise provided in an
Optionee's Option Document, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of the Optionee's employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

                         (C)  The date, if any, set by the Board of Directors as
an accelerated expiration date in the event of the liquidation or dissolution of the Company;

                         (D)  The occurrence of such other event or events as
may be set forth in the Option Document as causing an accelerated expiration of the Option; or

                         (E)  Except as otherwise set forth in the Option
Document and subject to the foregoing provisions of this Subsection 7(e), three months after the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than Disability or death or one year after such termination due to Optionee's Disability or death. With respect to this Subsection 7(e)(i)(E), the only Options that may be exercised during the three-month or one-year period, as the case may be, are Options that were exercisable on the last date of such employment or service and not Options that, if the Optionee were still employed or rendering service during such three-month or one-year period, would become exercisable during such period, unless the Option Document specifically provides to the contrary. The terms of an executive severance agreement or other agreement between the Company and an Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, that provide for Option exercise dates later than those set forth in Subsection 7(e)(i) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.

                    (ii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 7(e)(i)(A).

               (f)  Transfers. No Option granted under the Plan may be
                    ---------
transferred, except by will or by the laws of descent and distribution, except as otherwise set forth in the Option Document or to the extent that the Committee otherwise determines; provided, however, that an ISO shall not by its terms be transferable except by will or by the laws of descent and distribution, and during the lifetime of the person to whom an ISO is granted, such ISO may be exercised only by such person.

               (g)  Other Provisions. Subject to the provisions of the Plan, the
                    ----------------
Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

               (h)  162(m) Provision.  Unless otherwise provided in the Option
                    ----------------
Document or otherwise agreed to by the Committee, no Option may be exercised if such exercise would result in the Company losing deductions pursuant to Section 162(m) of the Code. The term of any Option shall be extended to the extent that such Option would terminate as a result of the application of the foregoing sentence.

               (i)  Amendment. Subject to the provisions of the Plan, the
                    ---------
Committee shall have the right to amend any Option Document or Award Agreement issued to an Optionee or Award holder, subject to the Optionee's or Award holder's consent if such amendment is not favorable to the Optionee or Award holder, except that the consent of the Optionee or Award holder shall not be required for any amendment made pursuant to Subsection 7(e)(i)(C) or Section 8 of the Plan, as applicable.

          8.   Change of Control.  Unless the Committee provides otherwise upon
               -----------------
the grant of any Option, in the event of a Change of Control, the Committee may take whatever actions it deems necessary or desirable with respect to any of the Options outstanding which need not be treated identically, including, without limitation, accelerating (a) the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees or (b) the exercisability of the Option.

               A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events:

          (i) Any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any subsidiary of the Company, any "person" (as hereinabove defined) acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any "person" (as hereinabove defined) who, on the date the Plan is effective, shall have been the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of or have voting control over shares of capital stock of the Company possessing more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities) is or becomes the "beneficial owner" (as hereinabove defined), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then-outstanding securities;

          (ii) During any period of not more than two consecutive years (not including any period prior to the date the Plan is effective), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a "person" (as hereinabove defined) who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 8) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation or other legal entity, other than (1) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) (other than a "person" who, on the date the Plan is effective, shall have been the "beneficial owner" (as hereinabove defined) of or have voting control over shares of capital stock of the Company possessing more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities;

          (iv) The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect); or

          (v) A "change of control" as hereinafter defined by the Board of Directors for the express purposes of this Plan has occurred.

          9.     Adjustments on Changes in Capitalization.
                 ----------------------------------------

                 (a) In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares or the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are outstanding on the date of grant and which are convertible into Common Stock) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the aggregate number of shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding Options, if the

Company shall be reorganized, consolidated, or merged with another corporation or other legal entity, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive upon the exercise of his or her Option the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of Shares covered by his or her Option.

               (b) Any adjustment under this Section 9 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

               (c) The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

        10. Stock Appreciation Rights (SARs).
            --------------------------------

               (a)  In General. Subject to the terms and conditions of the Plan,
                    ----------
the Committee may, in its sole and absolute discretion, grant to an Optionee the right to surrender an Option to the Company, in whole or in part, and to receive in exchange therefor payment by the Company of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to such Option, or portion thereof, so surrendered (determined in the manner described in Section 7(b) as of the date the SARs are exercised) over the exercise price to acquire such shares (which right shall be referred to as an "SAR"). Except as may otherwise be provided in an Option Document, such payment may be made, as determined by the Committee in accordance with Subsection 10(c) below and set forth in the Option Document, either in shares of Common Stock or in cash or in any combination thereof.

               (b)  Grant. Each SAR shall relate to a specific Option granted
                    -----
under the Plan and shall be granted to the Optionee concurrently with the grant of such Option by inclusion of appropriate provisions in the Option Document pertaining thereto. The number of SARs granted to an Optionee shall not exceed the number of shares of Common Stock that such Optionee is entitled to purchase pursuant to the related Option. The number of SARs held by an Optionee shall be reduced by (i) the number of SARs exercised under the provisions of the Option Document pertaining to the related Option, and (ii) the number of shares of Common Stock purchased pursuant to the exercise of the related Option.

               (c)  Payment. The Committee shall have sole discretion to
                    -------
determine whether payment in respect of SARs granted to any Optionee shall be made in shares of Common Stock, or in cash, or in a combination thereof. If payment is made in Common Stock, the number of shares of Common Stock that shall be issued pursuant to the exercise of SARs shall be determined by dividing (i) the total number of SARs being exercised, multiplied by the amount by which the Fair Market Value (as determined under Section 7(b) hereof) of a share of Common Stock on the exercise date exceeds the exercise price for shares covered by the related Option, by (ii) the Fair Market Value of a share of Common Stock on the exercise date of the

SARs. No fractional share of Common Stock shall be issued on exercise of an SAR; cash may be paid by the Company to the individual exercising an SAR in lieu of any such fractional share. If payment on exercise of an SAR is to be made in cash, the individual exercising the SAR shall receive in respect of each Share to which such exercise relates an amount of money equal to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the exercise price for Shares covered by the related Option.

               (d)  Limitations. SARs shall be exercisable at such times and
                    -----------
under such terms and conditions as the Committee, in its sole and absolute discretion, shall determine; provided, however, that an SAR may be exercised
                             --------  -------
only at such times and by such individuals as the related Option under the Plan and the Option Agreement may be exercised.

       11. Terms and Conditions of Awards. Subject to the terms and conditions
           ------------------------------
of the Plan, the Committee may, in its sole and absolute discretion, grant to any person eligible under the Plan an Award. Awards granted pursuant to the Plan shall be evidenced by written Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions that the Committee may from time to time require which are not inconsistent with the terms of the Plan.

               (a)  Number of Shares.  Each Award Agreement shall state the
                    ----------------
number of shares of Common Stock to which it pertains.

               (b)  Purchase Price. Each Award Agreement shall specify the
                    --------------
purchase price, if any, that applies to the Award. If the Board specifies a purchase price, the Grantee shall be required to make payment on or before the date specified in the Award Agreement. A Grantee shall pay for Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.

               (c)  Grant.  In the case of an Award that provides for a grant of
                    -----
Shares without any payment by the Grantee, the grant shall take place on the date specified in the Award Agreement. In the case of an Award that provides for a payment, the grant shall take place on the date the initial payment is delivered to the Company, unless the Committee or the Award Agreement otherwise specifies. Stock certificates evidencing Shares granted pursuant to an Award shall be issued in the sole name of the Grantee. Notwithstanding the foregoing, as a precondition to a grant, the Company may require an acknowledgment by the Grantee as required with respect to Options under Section 7.

               (d)  Conditions. The Committee may specify in an Award Agreement
                    ----------
any conditions under which the Grantee of that Award shall be required to convey to the Company the Shares covered by the Award. Upon the occurrence of any such specified condition, the Grantee shall forthwith surrender and deliver to the Company the certificates evidencing such Shares as well as completely executed instruments of conveyance. The Committee, in its discretion, may provide that certificates for Shares transferred pursuant to an Award be held in escrow by the Company or an officer of the Company until such time as each and every condition has lapsed and that the Grantee be required, as a condition of the Award, to deliver to such escrow agent or Company officer stock powers covering the Award Shares duly endorsed by the Grantee. Unless otherwise provided in the Award Agreement, distributions made on Shares held in escrow will be deposited in escrow, to be distributed to the party becoming entitled to the Shares on which the distribution was made. Stock certificates evidencing Shares subject to conditions shall bear a legend to the effect that the Common Stock evidenced thereby is subject to repurchase or conveyance to the Company in accordance with an Award made under the Plan and that the Shares may not be sold or otherwise transferred.

               (e)  Lapse of Conditions. Upon termination or lapse of each and
                    -------------------
every forfeiture condition, if any, the Company shall cause certificates without the legend referring to the Company's repurchase right (but with any other legends that may be appropriate) evidencing the Shares covered by the Award to be issued to the Grantee upon the Grantee's surrender of the legended certificates held by him or her to the Company.

               (f)  Rights as Shareholder. Upon payment of the purchase price,
                    ---------------------
if any, for Shares covered by an Award and compliance with the acknowledgment requirement of Subsection 11(c), the Grantee shall have all of the rights of a shareholder with respect to the Shares covered thereby, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Award Agreement.

          12.  Amendment of the Plan.  The Board of Directors of the Company may
               ---------------------
amend the Plan from time to time in such manner as it may deem advisable.

          13.  No Commitment to Retain.  The grant of an Option or Award
               ------------------------
pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee or Grantee as an employee of the Company or any Affiliate or in any other capacity.

          14.  Withholding of Taxes.  In connection with any event relating to
               --------------------
an Option or Award, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligations under the Plan shall be conditioned on the Optionee's or Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

          Pursuant to the authority of the Board of Directors, the Plan is hereby approved as of December 3, 1996 by the undersigned officers.


                                    /s/ Theodore A. Schwartz
                                    ------------------------------
                                    Theodore A. Schwartz, Chairman


                                    /s/ Joseph F. Weiderman
                                    -------------------------------
          `                         Joseph F. Weiderman, President

                             BERGER HOLDINGS, LTD.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  I hereby constitute and appoint Theodore A. Schwartz and Joseph F. Weiderman and each of them acting individually my true and lawful agents and proxies, with full power of substitution in each, to vote all shares held of record by me at the 2001 Annual Meeting of Shareholders of Berger Holdings, Ltd. to be held on June 20, 2001, and any adjournments or postponements thereof. I direct said proxies to vote as specified below.

  UNLESS OTHERWISE SPECIFIED, ALL SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED AND "FOR" THE PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1996 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 1,000,000 TO 1,300,000. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF POSTPONEMENT THEREOF.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

1. Election of Directors


   FOR all nominees listed
    (except as indicated          WITHHOLD AUTHORITY
   to the contrary below)         to vote for all nominees
   [_]                            [_]

  To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

               Larry Falcon                Paul L. Spiese, III


                CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

2. To consider and act upon a proposal to approve an amendment to the Berger Holdings, Ltd. 1996 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder from 1,000,000 to 1,300,000.

               FOR [_]      AGAINST [_]       ABSTAIN [_]

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR THE MEETING AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF BERGER HOLDINGS, LTD.

                                           Date: _______________________ , 2001

                                           ------------------------------------
                                           Signature

                                           ------------------------------------

                                           NOTE: Please sign this proxy
                                           exactly as name(s) appear in
                                           address. If signing in a fiduciary
                                           or representative capacity, please
                                           give full title and attach evidence
                                           of authority. If a corporation,
                                           please sign with full corporate
                                           name by a duly authorized officer
                                           and affix the corporate seal.